PRO FORMA FINANCIAL DATA

The unaudited pro forma combined condensed balance sheet as of March 31, 1998 and the pro forma combined condensed statements of income for the three months ended March 31, 1998, and for each of the years in the three-year period ended December 31, 1997, give effect to Bancshares' merger with Century based on the historical consolidated financial statements of Bancshares and Century, and the issuance of 0.7926 shares of Bancshares common shares for each Century common share outstanding.

The pro forma financial statements have been prepared based upon the respective company's financial statements. These pro forma statements, which include results of operations as if the merger had been effected on the first day of the periods presented and had been accounted for under the pooling of interests method of accounting, may not be indicative of the results that actually would have occurred if the merger had been in effect on the dates indicated or which may be obtained in the future including the year ending December 31, 1998. The pro forma financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of Bancshares and Century.

On March 6, 1998, Bancshares consummated a merger with UniBank in a transaction accounted for as a pooling of interests. In the merger, each outstanding share of UniBank common stock was converted into 26.5 shares of Bancshares common stock. Approximately 1,890,000 Bancshares common shares were issued in the transaction. Bancshares' historical consolidated balance sheet as of March 31, 1998 and consolidated statement of income for the three months ended March 31, 1998, as filed in its March 31, 1998 Form 10-Q, include the combined balances and results of Bancshares and UniBank. While UniBank is not considered significant pursuant to Rule 11-01(b) of Regulation S-X, the results of UniBank are included in the pro forma condensed statements of income for each of the three years in the period ended December 31, 1997 to provide the reader with additional information concerning Bancshares' acquisition of UniBank.

All per share information has been restated to reflect Bancshares' June 1, 1998 two-for-one stock split.

Citizens Bancshares, Inc. and Century Financial Corporation
Pro Forma Condensed Consolidated Balance Sheet
March 31, 1998

(In thousands)                                            Bancshares         Century         Combined
                                                          ----------         -------         --------
Assets

Cash and cash equivalents                                 $   36,473       $   11,180       $   47,653

Interest bearing deposits with banks                           2,208            3,449            5,657

Securities available for sale at fair value                  393,712           67,736          461,448

Securities held to maturity                                   60,815                            60,815

Loans, net                                                   773,261          354,785        1,128,046

Premises and equipment                                        18,212           11,495           29,707

Other assets                                                  46,431            5,923           52,354
                                                          ----------       ----------       ----------
           Total Assets                                   $1,331,112       $  454,568       $1,785,680
                                                          ==========       ==========       ==========

Liabilities

Deposits                                                  $1,009,461       $  392,505       $1,401,966

Borrowings                                                   190,821           20,000          210,821

Other liabilities                                             10,931            4,385           15,316
                                                          ----------       ----------       ----------
         Total liabilities                                 1,211,213          416,890        1,628,103

Shareholders' Equity                                         119,899           37,678          157,577
                                                          ----------       ----------       ----------
         Total liabilities and shareholders' equity       $1,331,112       $  454,568       $1,785,680
                                                          ==========       ==========       ==========

Citizens Bancshares, Inc. and Century Financial Corporation
Pro Forma Condensed Consolidated Statement of Income
Three months ended March 31, 1998

(In thousands, except per share data)                     Citizens      Century      Combined
                                                          --------      -------      --------
Interest income
Loans, including fees                                     $18,062       $7,677       $25,739
Securities, federal funds sold and other                    7,417        1,194         8,611
                                                          -------       ------       -------
      Total interest income                                25,479        8,871        34,350

Interest expense
Deposits                                                    9,608        4,233        13,841
Borrowings                                                  2,854          303         3,157
                                                          -------       ------       -------
      Total interest expense                               12,462        4,536        16,998
                                                          -------       ------       -------

Net interest income                                        13,017        4,335        17,352
Provision for loan losses                                     425          270           695
                                                          -------       ------       -------

Net interest income after provision for loan losses        12,592        4,065        16,657
Other income                                                2,150          824         2,974
Other expenses                                             10,791        3,284        14,075
                                                          -------       ------       -------

Income before income taxes                                  3,951        1,605         5,556
Income taxes                                                1,186          242         1,428
                                                          -------       ------       -------

Net income                                                $ 2,765       $1,363       $ 4,128
                                                          =======       ======       =======

Earnings per common share - basic                         $  0.20       $ 0.27       $  0.23
Earnings per common share - diluted                          0.20         0.26          0.23

Average shares outstanding - basic                         13,648        5,112        17,699
Average shares outstanding - diluted                       13,680        5,207        17,708

Citizens Bancshares, Inc., Century Financial Corporation and UniBank Pro Forma Condensed Consolidated Statement of Income
Year ended December 31, 1997

(In thousands, except per share data)                     Citizens      Century       Unibank       Combined
                                                          --------      -------       -------       --------
Interest income
Loans, including fees                                     $59,495       $29,617       $10,075       $ 99,187
Securities, federal funds sold and other                   22,422         5,025         5,033         32,480
                                                          -------       -------       -------       --------
      Total interest income                                81,917        34,642        15,108        131,667

Interest expense
Deposits                                                   28,478        16,286         6,489         51,253
Borrowings                                                 10,814           960           182         11,956
                                                          -------       -------       -------       --------
      Total interest expense                               39,292        17,246         6,671         63,209
                                                          -------       -------       -------       --------

Net interest income                                        42,625        17,396         8,437         68,458
Provision for loan losses                                   1,646         2,070           619          4,335
                                                          -------       -------       -------       --------

Net interest income after provision for loan losses        40,979        15,326         7,818         64,123
Other income                                                6,992         3,158           841         10,991
Other expenses                                             23,260        13,394         6,574         43,228
                                                          -------       -------       -------       --------

Income before income taxes                                 24,711         5,090         2,085         31,886
Income taxes                                                7,955           868           643          9,466
                                                          -------       -------       -------       --------

Net income                                                $16,756       $ 4,222       $ 1,442       $ 22,420
                                                          =======       =======       =======       ========

Earnings per common share - basic                         $  1.42       $  0.83       $ 19.23       $   1.27
Earnings per common share - diluted                          1.42          0.82         19.23           1.26

Average shares outstanding - basic                         11,766         5,057            75         17,671
Average shares outstanding - diluted                       11,805         5,140            75         17,778

Citizens Bancshares, Inc., Century Financial Corporation and UniBank Pro Forma Condensed Consolidated Statement of Income
Year ended December 31, 1996

(In thousands, except per share data)                     Citizens      Century       Unibank       Combined
                                                          --------      -------       -------       --------
Interest income
Loans, including fees                                     $57,166       $24,933       $ 8,557       $ 90,656
Securities, federal funds sold and other                   17,390         5,631         4,305         27,326
                                                          -------       -------       -------       --------
      Total interest income                                74,556        30,564        12,862        117,982

Interest expense
Deposits                                                   26,810        13,054         5,294         45,158
Borrowings                                                  5,213           812           234          6,259
                                                          -------       -------       -------       --------
      Total interest expense                               32,023        13,866         5,528         51,417
                                                          -------       -------       -------       --------

Net interest income                                        42,533        16,698         7,334         66,565
Provision for loan losses                                   1,614           625            40          2,279
                                                          -------       -------       -------       --------

Net interest income after provision for loan losses        40,919        16,073         7,294         64,286
Other income                                                4,826         2,716         1,193          8,735
Other expenses                                             23,728        12,613         5,396         41,737
                                                          -------       -------       -------       --------

Income before income taxes                                 22,017         6,176         3,091         31,284
Income taxes                                                7,311         1,270           973          9,554
                                                          -------       -------       -------       --------

Net income                                                $14,706       $ 4,906       $ 2,118       $ 21,730
                                                          =======       =======       =======       ========

Earnings per common share - basic                         $  1.25       $  0.97       $ 28.24       $   1.23
Earnings per common share - diluted                          1.25          0.96         28.24           1.22

Average shares outstanding - basic                         11,769         5,054            75         17,708
Average shares outstanding - diluted                       11,788         5,091            75         17,768

Citizens Bancshares, Inc., Century Financial Corporation and UniBank Pro Forma Condensed Consolidated Statement of Income
Year ended December 31, 1995

(In thousands, except per share data)                     Citizens      Century       Unibank       Combined
                                                          --------      -------       -------       --------

Interest income
Loans, including fees                                     $53,164       $21,806       $ 8,157       $ 83,127
Securities, federal funds sold and other                   17,660         5,879         4,125         27,664
                                                          -------       -------       -------       --------
      Total interest income                                70,824        27,685        12,282        110,791

Interest expense
Deposits                                                   25,519        12,234         4,660         42,413
Borrowings                                                  5,665           391           154          6,210
                                                          -------       -------       -------       --------
      Total interest expense                               31,184        12,625         4,814         48,623
                                                          -------       -------       -------       --------

Net interest income                                        39,640        15,060         7,468         62,168
Provision for loan losses                                   2,024           240           240          2,504
                                                          -------       -------       -------       --------

Net interest income after provision for loan losses        37,616        14,820         7,228         59,664
Other income                                                4,493         2,574           464          7,531
Other expenses                                             23,579        11,740         4,853         40,172
                                                          -------       -------       -------       --------

Income before income taxes                                 18,530         5,654         2,839         27,023
Income taxes                                                5,967         1,386           876          8,229
                                                          -------       -------       -------       --------

Net income                                                $12,563       $ 4,268       $ 1,963       $ 18,794
                                                          =======       =======       =======       ========

Earnings per common share - basic                         $  1.07       $  0.84       $ 26.18       $   1.06
Earnings per common share - diluted                          1.07          0.84         26.18           1.06

Average shares outstanding - basic                         11,769         5,060            75         17,783
Average shares outstanding - diluted                       11,790         5,070            75         17,806